SCHEDULE 14A
                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

                    Proxy Statement Pursuant to Section 14(a)
             of the Securities Exchange Act of 1934 (Amendment No. )


Filed by the registrant /X/

Filed by a party other than the registrant / /

Check the appropriate box:

         / /      Preliminary Proxy Statement
         / /      Confidential,  for Use of the Commission Only (as permitted by
                  Rule 14a-6(e)2))
         /X/      Definitive Proxy Statement
         / /      Definitive Additional Materials
         / /      Soliciting   Material  Pursuant  to  Rule  14a-11(c)  or  Rule
                  14(a)-12


                                BIOSYNTECH, INC.
--------------------------------------------------------------------------------
                  (Name of Registrant as Specified in Charter)



--------------------------------------------------------------------------------
      (Name of Person(s) filing Proxy Statement, if other than Registrant)


         Payment of filing fee (check the appropriate box):

         /X/      No fee required.

         / / Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

         (1) Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------


         (2)      Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------

         (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):


--------------------------------------------------------------------------------



         (4)      Proposed maximum aggregate value of transaction:


--------------------------------------------------------------------------------





         (5)      Total fee paid:


--------------------------------------------------------------------------------


         / /      Fee paid previously with preliminary materials.


         / / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

         (1)      Amount Previously Paid:



--------------------------------------------------------------------------------


         (2)      Form, Schedule or Registration Statement no.:



--------------------------------------------------------------------------------


         (3)      Filing Party:



--------------------------------------------------------------------------------


         (4)      Date Filed:

                                BIOSYNTECH, INC.
                          475 Boulevard Armand-Frappier
                          Laval, Quebec, Canada H7V 4B3

                                 --------------

                  NOTICE OF 2000 ANNUAL MEETING OF STOCKHOLDERS
                          TO BE HELD NOVEMBER 30, 2000
                                 --------------

To the Holders of Common Stock of BioSyntech, Inc. and
       Holders of Exchangeable Preferred Stock of Bio Syntech Canada, Inc.:

            NOTICE IS HEREBY GIVEN that the 2000 Annual Meeting of Stockholders (the "Annual Meeting") of BioSyntech, Inc., a Nevada corporation (the "Company"), will be held at the Queen Elizabeth Hotel at 900 Rene-Levesque Boulevard West, Montreal, Quebec, Canada H3B 4A5, on November 30, 2000 at 11:00 A.M., local time, for the following purposes:

                   1. To approve the adoption of the Amended and Restated Articles of Incorporation of the Company;

                   2.      To elect six members of the Board of Directors;

                   3. To approve the adoption of the Company's Stock Option Incentive Plan and Bio Syntech Canada, Inc.'s Stock Option Incentive Plan;

                   4. To ratify the appointment of Ernst & Young LLP as the Company's independent auditors for the fiscal year ending March 31, 2001; and

                   5. To transact such other business as may properly be brought before the Annual Meeting or any adjournment thereof.

            The Board of Directors has fixed the close of business on October 25, 2000 as the record date for the Annual Meeting (the "Record Date"). Holders of record of Common Stock on the stock transfer books of the Company at the close of business on the Record Date are entitled to notice of, and to vote at, the Annual Meeting. In addition, holders of record of shares of exchangeable preferred stock of Bio Syntech Canada, Inc. as of the Record Date have voting rights in that number of shares of the Company's Common Stock equal in number to the number of shares of such exchangeable preferred stock held.

                                     By Order of the Board of Directors

                                     Anthony Casola
                                     Chief Financial Officer & Secretary

Dated: October 30, 2000
Laval, Quebec, Canada

WHETHER OR NOT YOU EXPECT TO BE PRESENT AT THE ANNUAL MEETING, YOU ARE URGED TO FILL IN, DATE, SIGN AND RETURN THE ENCLOSED PROXY IN THE ENVELOPE THAT IS PROVIDED.

                                BIOSYNTECH, INC.
                          475 Boulevard Armand-Frappier
                          Laval, Quebec, Canada H7V 4B3
                     --------------------------------------

                                 PROXY STATEMENT
                     --------------------------------------

                                  INTRODUCTION

            This Proxy Statement is being furnished to the holders of shares of common stock, $.001 par value (the "Common Stock") of BioSyntech, Inc. (the "Company") and the holders of exchangeable preferred stock (the "Exchangeable Shares") of the Company's subsidiary, Bio Syntech Canada, Inc. ("Bio Syntech Canada") in connection with the solicitation of the accompanying Proxy for use at the 2000 Annual Meeting of Stockholders of the Company (the "Annual Meeting") to be held at the Queen Elizabeth Hotel at 900 Rene-Levesque Boulevard West, Montreal, Quebec, Canada H3B 4A5, on November 30, 2000, at 11:00 a.m., and any adjournment thereof.

            The  approximate   date  on  which  this  Proxy  Statement  and  the
accompanying Proxy will first be sent or given to the Company's stockholders and the holders of Exchangeable Shares is November 1, 2000.

                        RECORD DATE AND VOTING SECURITIES

            Only holders of record of Common Stock and Exchangeable Shares at the close of business on October 25, 2000, the record date (the "Record Date") for the Annual Meeting, will be entitled to notice of, and to vote at, the Annual Meeting and any adjournment thereof. As of the Record Date, there were 29,182,250 shares of Common Stock outstanding, which includes 15,177,036 shares of Common Stock that were issued in trust (the "Trust Shares") for the benefit of the holders of Exchangeable Shares.

            The Company has only one class of voting shares. All shares in this class have one vote per share. The Exchangeable Shares are exchangeable on a share-for-share basis into the Trust Shares. Each holder of Exchangeable Shares has voting rights in that number of Trust Shares as equals the number of Exchangeable Shares held by such holder. References herein to "stockholders" include holders of Exchangeable Shares unless the context otherwise requires.


                        VOTING OF SHARES AND TRUST SHARES

            Stockholders represented by Proxies or voting instructions to the trustee of the Trust Shares (the "Trustee") that are properly executed, duly returned and not revoked will be voted in accordance with the instructions contained therein. If no specification is indicated in the Proxy or voting instructions to the Trustee, all such shares will be voted (i) for the adoption of the Amended and Restated Articles of Incorporation, (ii) for election as directors of the persons who have been nominated by the Board of Directors,
(iii) for approval of the adoption of the Company's Stock Option Incentive Plan (the "BSYI Option Plan") and Bio Syntech Canada's Stock Option Incentive Plan (the "BSC Option Plan", and together with the BSYI Option Plan, the "Option Plans"), (iv) for the ratification of the appointment of Ernst & Young LLP as the Company's independent auditors for the fiscal year ending March 31, 2001 and

(v) on any other matter that may properly be brought before the Annual Meeting, in accordance with the judgment of the person or persons voting the Proxies or the Trustee.

            The execution of a Proxy or voting instructions to the Trustee will in no way affect a stockholder's right to attend the Annual Meeting and to vote in person. Any Proxy or voting instructions to the Trustee executed and returned by a stockholder may be revoked at any time thereafter if written notice of revocation is given to the Secretary of the Company prior to the vote to be taken at the Annual Meeting, or by execution of a subsequent proxy or giving voting instruction to the Trustee that is presented to the Annual Meeting or if the stockholder attends the Annual Meeting and votes by ballot, except as to any matter or matters upon which a vote shall have been cast pursuant to the authority conferred by such Proxy or voting instruction to the Trustee prior to such revocation.

            The cost of solicitation of the Proxies being solicited on behalf of the Board of Directors will be borne by the Company. In addition to the use of the mails, proxy solicitation may be made by telephone, telegraph and personal interview by officers, directors and employees of the Company. The Company will, upon request, reimburse brokerage houses and persons holding Common Stock in the names of their nominees for their reasonable expenses in sending soliciting material to their principals.

                                  VOTES NEEDED

            The holders of a majority of the outstanding shares of Common Stock, whether present in person or represented by proxy, will constitute a quorum for each of the matters identified in the notice of the Annual Meeting, as well as for any other matters that may come before the Annual Meeting.

            Broker "non-votes" and the shares as to which a stockholder abstains from voting are included for purposes of determining whether a quorum of shares is present at a meeting. A broker "non-vote" occurs when a nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power with respect to that item and has not received instructions from the beneficial owner. Brokers that do not receive instructions from the stockholders are entitled to vote on the election of directors and the ratification of the auditors.

            The affirmative vote of a majority of the outstanding shares of Common Stock is required to approve the adoption of the Amended and Restated Articles of Incorporation. In tabulating the votes on the proposal to approve the adoption of the Amended and Restated Articles of Incorporation, abstentions and broker non-votes will have the same effect as a negative vote.

            A plurality of the votes cast is required for the election of directors. In tabulating the vote on the election of directors, abstentions and broker "non-votes" will be disregarded and will have no effect on the outcome of such vote.

            The affirmative vote of a majority of the votes cast is required to approve the adoption of the Option Plans and the proposal to ratify the appointment of Ernst & Young LLP. In tabulating the votes on the proposals to approve the adoption of the Option Plans and ratify the appointment of Ernst & Young LLP, abstentions and broker non-votes are not considered shares entitled to vote on the applicable proposals and are not included in determining whether the adoption of the Option Plans and the proposal to ratify the appointment of Ernst & Young LLP are approved.

                               ATTENDING IN PERSON

            Only stockholders, their proxy holders, and the Company's invited guests may attend the Annual Meeting. If a person wishes to attend the Annual Meeting, but holds his shares through someone else, such as a broker, the person must bring proof of his ownership and identification with a photo to the Annual Meeting. For example, the person could bring an account statement showing that he owned shares of Common Stock or Exchangeable Shares as of the Record Date as acceptable proof of ownership.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

            The following table contains information as of the Record Date regarding the beneficial ownership of shares of Common Stock by the Company's current directors and executive officers, nominees for director, those persons or entities who, to the Company's knowledge, beneficially own more than 5% of the Common Stock and by all directors and executive officers as a group. Unless otherwise indicated, each stockholder has sole voting power and dispositive power with respect to the indicated shares:


                                                   Shares of Common               Percentage of Common
        Name and Address of                       Stock Beneficially               Stock Beneficially
          Beneficial Owner                           Owned (1)(2)                         Owned
          ----------------                           ------------                         -----

9083-1496 Quebec Inc. (3)                             7,640,000                        26.2%
475 Boulevard Armand-Frappier,
Laval, Quebec, Canada H7V 4B3

Amine Selmani (3)                                     9,062,500(4)                     30.5%
475 Boulevard Armand-Frappier,
Laval, Quebec, Canada H7V 4B3

Marie-Claire Pilon                                            0                        --
475 Boulevard Armand-Frappier,
Laval, Quebec, Canada H7V 4B3

Denis N. Beaudry (5)                                     25,000(6)                     (7)
3744 Jean Brillant, Suite 6332,
Montreal, Quebec, Canada
H3T 1P1

Pierre Alary                                             25,000(6)                     (7)
1101 Parent Street, Saint-Bruno,
Quebec, Canada J3V 6E6

Jean-Yves Bourgeois                                      25,000(6)                     (7)
1010 Sherbrouke West, Suite 1100,
Montreal, Quebec, Canada H3A 2R7

Pierre Ranger                                           125,000(8)                     (7)
2655 boul. Daniel Johnson,
Laval, Quebec, Canada H7P 5Y2

Anthony Casola                                                0                        --
475 Boulevard Armand-Frappier,
Laval, Quebec, Canada H7V 4B3

All Officers and Directors                            9,262,500(9)                     31.0%
as a group (7 persons)

-------------------

(1) Includes rights to acquire shares of Common Stock through the exchange of Exchangeable Shares.

(2) A person is deemed to be the beneficial owner of voting securities that can be acquired by such person within 60 days after the Record Date upon the exercise or conversion of options, warrants or convertible securities. Each beneficial owner's percentage ownership is determined by assuming that options, warrants and convertible securities that are held by such person (but not those held by any other person) and that are exercisable or convertible within 60 days after the Record Date have been exercised or converted.

(3) Dr. Selmani does not own directly any Exchangeable Shares or Common Stock. However, by virtue of his ownership of 9083-1496 Quebec Inc., Dr. Selmani has shared voting and dispositive power with respect to the 7,640,000 Exchangeable Shares owned by 9083-1496 Quebec Inc. Dr. Selmani also may be deemed the beneficial owner of 337,500 shares of Common Stock that would be held by him upon exercise of options to purchase 25,000 shares of Common Stock granted under the BSYI Option Plan and exchange of 312,500 Exchangeable Shares issuable upon exercise of options granted to Dr. Selmani under the BSC Option Plan.

(4) Includes an aggregate of 1,085,000 shares of Common Stock (which includes 200,000 shares issuable upon the exercise of options granted under the BSC Option Plan) beneficially owned by Monique Jarry, the spouse of Dr. Selmani. Ms. Jarry is deemed to be the beneficial owner of such shares of Common Stock by reason of her beneficial ownership of the same number of Exchangeable Shares.

(5) Denis N. Beaudry is the representative of Polyvalor, Inc. ("Polyvalor") on the Company's Board of Directors. The shares reflected in the table above do not include 1,072,000 Exchangeable Shares beneficially owned by Polyvalor, which are exchangeable on a one-for-one basis for shares of Common Stock, as to which Mr. Beaudry disclaims beneficial ownership. Please see "Certain Relationships and Related Transactions" for a description of the agreements under which Polyvalor is entitled to designate a member of the Company's Board of Directors.

(6) Represents 25,000 shares of Common Stock issuable upon exercise of options granted to such Directors under the BSYI Option Plan.

(7)      Less than 1.0%.

(8) Represents (i) 25,000 shares of Common Stock issuable upon exercise of options granted under the BSYI Option Plan and (ii) 100,000 shares of Common Stock that would be beneficially owned by Dr. Ranger upon exchange of 100,000 Exchangeable Shares issuable upon exercise of options granted to Dr. Ranger under the BSC Option Plan.

(9) Includes an aggregate of 125,000 shares of Common Stock issuable upon exercise of options granted under the BSYI Option Plan and 612,500 shares of Common Stock issuable upon exchange of 612,500 Exchangeable Shares issuable upon exercise of options granted under the BSC Option Plan.

                                 PROPOSAL NO. 1

                 APPROVING ADOPTION OF THE AMENDED AND RESTATED
                    ARTICLES OF INCORPORATION OF THE COMPANY

            The Board of Directors recommends the approval of the adoption of proposed Amended and Restated Articles of Incorporation. The Board of Directors believes Amended and Restated Articles of Incorporation are required to ensure that the Company's Articles of Incorporation conform to the requirements of the General Corporation Law of the State of Nevada (the "NGCL"). In approving this proposal, the stockholders will also be (i) ratifying a change in the Company's name from "Dream Team International, Inc." to "BioSyntech, Inc."; (ii) approving an increase from 50,000,000 to 100,000,000 in the Company's authorized shares of Common Stock and the creation a new class of Preferred Stock consisting of five million (5,000,000) shares, par value $.001 per share (the "Preferred Stock");
(iii) approving the classification of the Board of Directors, (iv) confirming the elimination of preemptive rights, and (v) eliminate a restriction on where the Company can conduct business and hold Board of Director and stockholder meetings. The amended provisions relating to the Company's capital structure will also remove references to any prior actions by the Company relating to its capital structure.

            The following describes the ratification of the name change, the proposed changes in the Company's capital structure, the classification of the Board of Directors, the confirmation of elimination of preemptive rights and the elimination of restrictions on where the Company can conduct business and hold meetings. The Amended and Restated Articles of Incorporation are attached hereto as Annex I and this discussion of the Amended and Restated Articles of Incorporation is qualified in its entirety by reference to Annex I.

Change in Corporate Name

            Prior to February 2000, the Company was a publicly-traded corporation without operations known as "Dream Team International, Inc." Pursuant to an Amalgamation Agreement and related agreements, as amended (the "Exchange Agreements"), dated February 15, 2000 by and among the Company, its then wholly-owned subsidiary 9083-5661 Quebec Inc., a Quebec corporation ("9083-5661"), Bio Syntech Ltd., a Quebec corporation, and the shareholders of Bio Syntech (the "Bio Syntech Shareholders"), on February 29, 2000, Bio Syntech Ltd. became a subsidiary of the Company. In connection with the Exchange Agreements, the Company sought to change its name to "BioSyntech, Inc." so that the Company's name would be aligned with its operating business. Ratification of the name change is necessary because while the name change was purportedly approved on December 28, 1999 by written consent of the holders of the majority of the then outstanding shares of Common Stock, certain required formalities of law were not observed. In addition to ensuring that the Company's name would be aligned with its operating business, the ratification of the name change would eliminate potential confusion over the identity of the Company, because it has been doing business and has filed reports with the United States Securities and Exchange Commission (the "SEC") as "BioSyntech, Inc." since February 29, 2000.

            There will be no consequences to stockholders from the ratification of the name change. If this proposal is adopted, stockholders will not be required to exchange outstanding stock certificates for new certificates.

Increase in Authorized Capital

            The Company is currently authorized to issue 50,000,000 shares of Common Stock. As of the Record Date, 29,182,250 shares of Common Stock were issued and outstanding (including 15,177,036 Trust Shares), 4,000,000 shares of Common Stock that are reserved for issuance upon the exercise of options granted or to be granted under the Option Plans and 2,380,214 shares of Common Stock that are reserved for issuance upon exercise of warrants. If this Proposal No. 1 is approved, the Company's authorized shares of Common Stock would increase from fifty million (50,000,000) shares to one hundred million (100,000,000) shares and five million (5,000,000) shares of Preferred Stock would be authorized.

            The Company anticipates that it will seek to raise additional equity capital over the next several years. These efforts may include both public and private offerings of Common Stock, as well as other securities exercisable for or convertible into Common Stock. The Company currently does not have any specific plans, understandings or agreements for the issuance or use of the proposed additional shares of Common Stock or Preferred Stock. The Board of Directors believes that if an increase in the authorized number of shares of Common Stock and the authorization of Preferred Stock were to be postponed until a specific need arose, the delay and expense incident to obtaining the approval of the Company's stockholders at that time could significantly impair the Company's ability to meet its financing objectives.

            The Board of Directors believes the proposed increase in the number of authorized shares of Common Stock is necessary to provide the Company with the flexibility to act in the future with respect to financing programs, acquisitions, mergers, stock splits, convertible debt financing, employee benefit plans and other corporate purposes. If the proposed Amended and Restated Articles of Incorporation become effective, the Board of Directors will be free to issue the additional authorized shares of Common Stock without further action on the part of stockholders (except as may be required for a particular transaction by applicable law, requirements of regulatory agencies or by stock exchange or automated quotation system rules). The additional shares of Common Stock to be authorized will have rights identical to the shares of Common Stock currently outstanding.

            The Board of Directors also believes the complexity of modern business financing and possible future transactions require greater flexibility in the Company's capital structure than currently exists. Should Preferred Stock be issued, the powers, preferences and rights, such as dividend or interest rates, conversion prices, voting rights, redemption prices, maturity dates and similar matters, would be determined by the Board of Directors, without further authorization of the stockholders. If this proposal is approved, the Board of Directors would be permitted to issue Preferred Stock from time to time for any proper corporate purpose. Shares of Preferred Stock could be issued publicly or privately, in one or more series, and each series of Preferred Stock would rank senior to the Common Stock with respect to dividend and/or liquidation rights and could have greater voting power than the Common Stock.

            The authorization of additional shares of Common Stock pursuant to this proposal will itself have no dilutive effect upon the proportionate voting power of the present stockholders of the Company. However, to the extent that the Company subsequently issues shares of Common Stock and Preferred Stock to persons other than the present stockholders, the issuance could have a substantial dilutive effect on present stockholders. The issuance of additional shares of Common Stock and Preferred Stock may also have the effect of diluting the stock ownership of persons seeking to obtain control of the Company. Although the Board of Directors has no present intention of doing so, the Company's authorized but unissued Common Stock and Preferred Stock could be issued in one or more transactions that would make it more difficult or costly, and less likely, to take control of the Company. The proposed amendment to the Company's Articles of Incorporation is not being recommended in response to any specific effort to obtain control of the Company of which the Company is aware. No stockholder of the

Company will have any preemptive rights regarding future issuance of any shares of Common Stock or Preferred Stock.

Classified Board of Directors

            If this Proposal No. 1 is approved, the Company's Articles of Incorporation and Bylaws would provide for classified terms of the directors of the Company, effective immediately and affecting the directors elected at the Annual Meeting.

            Under the proposal, the Board of Directors would be divided into three classes with each Class I director elected to serve until the 2001 annual meeting of stockholders, each Class II director elected to serve until the 2002 annual meeting of stockholders, and each Class III director elected to serve until the 2003 annual meeting of stockholders. At each annual meeting of stockholders following this Annual Meeting, the number of directors equal to the number of directors in a class whose term expires at the time of such annual meeting would be elected to serve until the third succeeding annual meeting of stockholders. Notwithstanding the foregoing, directors would serve until their successors are elected and qualified or until their death, resignation or removal from office. Vacancies that occur during the year would be filled by the majority vote of the remaining members of the Board of Directors then in office, and each person so elected would serve the remainder of the full term of the class to which the new director was elected.

            The Board of Directors believes that the three-year term of a classified board, with its election of approximately one-third of the directors each year, will help assure the continuity and stability of the Company's long-term policies in the future, since a majority of the directors at any given time will have prior experience as directors of the Company. In addition, the Board of Directors believes that a classified Board of Directors will permit it to represent more effectively the interests of all stockholders in a variety of situations, including dealing with proposals or actions by a disruptive substantial stockholder or stockholder group. The Company is not currently aware of any such proposals or actions.

            A classified board will also have an effect of making it more difficult to replace incumbent directors and management, even if the reason for the desired change is inadequate performance. So long as the Board of Directors is classified into three classes, a minimum of three annual meetings of stockholders would generally be required to replace the entire Board of Directors, absent intervening vacancies. While the proposal is not intended as a takeover-resistive measure in response to a specific threat, it may discourage the acquisition of large blocks of the Company's shares by causing it to take longer for a person or group of person who acquire such block of shares to effect a change in management.

Confirmation of Elimination of Preemptive Rights

            If this Proposal No. 1 is approved, stockholders of the Company will be confirming the elimination from the Company's Articles of Incorporation of preemptive rights. A stockholder's preemptive right is the right to maintain a proportionate ownership interest in a corporation through the purchase of that proportionate interest of any newly-issued shares. The NGCL provides that existing stockholders have no preemptive rights unless such rights are explicitly provided for in a Nevada corporation's Articles of Incorporation. The Company's current Articles of Incorporation, which were drafted at the time of its 1994 incorporation, provide that except to the extent limited or denied by NGCL ss.78.265, stockholders shall have preemptive rights. NGCL ss.78.265 relates to corporations incorporated prior to October 1, 1991 and is therefore inapplicable to the Company. Notwithstanding that the reference in the Company's Articles of Incorporation is to an inapplicable statute, the Board of Directors believes that the clear intent of the incorporator (whose acts were subsequently ratified by the then incumbent

Board of Directors) was to limit the grant of preemptive rights to stockholders to the extent provided in NGCL ss.78.265. That statute provides that a preemptive right does not exist with respect to the acquisition of shares that upon issuance are registered under Section 12 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). The Common Stock, the only presently authorized class of capital stock of the Company, was registered under Section 12 of the Exchange Act in August 1999. As a result, were the incorporator's intent to be given effect, stockholders of the Company would not have any preemptive rights with respect to any issuances of Common Stock subsequent to that date and for so long as the Common Stock were to be so registered. The Board of Directors believes that the present text of the Company's Articles of Incorporation relating to preemptive rights is merely the result of a draftsman's error and should be corrected by the proposed Amended and Restated Articles of Incorporation. Such correction would be consistent with the Company's status as a publicly held corporation and its intention to access public and private equity financing to develop its business. Although no particular equity financing is presently contemplated by the Company, the Board of Directors believes that should there be a question as to whether the stockholders have preemptive rights, the Company's opportunities could be narrowed or even eliminated and the terms and conditions of future proposed financings could be adversely affected. To confirm the elimination of preemptive rights, this Proposal No. 1 would remove all references in the Company's Articles of Incorporation to preemptive rights, with the result that the stockholders of the Company would have no preemptive rights under any circumstances.

Establishing Principal Offices and Holding Meetings Outside the United States

            If this Proposal No. 1 is approved, a provision in the Articles of Incorporation of the Company which requires that it conduct business and hold Board of Directors and stockholders' meetings only in the United States will be eliminated. This provision was drafted before it was contemplated that the Company would enter into the Exchange Agreement. As a result of the Exchange Agreements, the Company's operations are conducted and managed in Canada and Canadian citizens, through their ownership of Exchangeable Shares, have voting power over a majority of the outstanding shares of Common Stock. The Articles of Incorporation as presently drafted do not reflect the current status of operations, ownership and management of the Company. The effect of Proposal No. 1 would be to conform the Article of Incorporation to such status.

Required Vote

            The affirmative vote of a majority of the outstanding shares of Common Stock is required to approve the proposal to amend and restate the Company's Articles of Incorporation.

                 THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR"
           APPROVAL OF THE PROPOSAL TO ADOPT THE AMENDED AND RESTATED
                    ARTICLES OF INCORPORATION OF THE COMPANY


                                   PROPOSAL 2

                       ELECTION OF THE BOARD OF DIRECTORS

            Unless otherwise specified, all Proxies received will be voted in favor of the election of the persons named below as directors of the Company. If Proposal No. 1 is approved, the directors would be divided into three classes. At the Annual Meeting, two Class I Directors would be elected, each to serve a one-year term until the 2001 Annual Meeting of Stockholders and until their successors are elected and qualified. The nominees for Class I Directors are Ms. Marie-Claire Pilon and Mr. Pierre Alary. At the Annual Meeting, two Class II Directors would be elected, each to serve a two-year term until the 2002

Annual Meeting of Stockholders and until their successors are elected and qualified. The nominees for Class II Directors are Mr. Jean-Yves Bourgeois and Dr. Pierre Ranger. At the Annual Meeting, two Class III Directors would be elected, each to serve a three-year term until the 2003 Annual Meeting of Stockholders and until their successors are elected and qualified. The nominees for Class III Directors are Dr. Amine Selmani and Mr. Denis N. Beaudry. Following the Annual Meeting, one class of directors would be elected each year, and the members of such class would hold office for a three-year term and until their successors are duly elected and qualified, or until their death, resignation or removal from office. If Proposal No. 1 is not approved, then six directors will be elected at the Annual Meeting each to serve for a one-year term until the 2001 Annual Meeting of Stockholders and until their successors are elected and qualified.

            Each of the nominees, other than Marie-Claire Pilon, has been serving as a director of the Company since February 2000. The terms of office of the current directors expire at the Annual Meeting, and when their successors are duly elected and qualify. Management has no reason to believe that any of the nominees will be unable or unwilling to serve as a director, if elected. Should any of the nominees not remain a candidate for election at the date of the Annual Meeting, the Proxies will be voted in favor of those nominees who remain candidates and may be voted for substitute nominees selected by the Board of Directors. The names of the nominees and certain information concerning them are set forth below:

                      Nominee(1)           Proposed Class           Age
                      ----------           --------------           ---

              Marie-Claire Pilon              Class I               46

              Pierre Alary                    Class I               43

              Jean-Yves Bourgeois             Class II              33

              Pierre Ranger                   Class II              45

              Amine Selmani                   Class III             43

              Denis N. Beaudry                Class III             57


(1) Mr. Beaudry is the nominee of Polyvalor which has the right to appoint one nominee to the Board of Directors. See "Certain Relationships and Related Transaction - Agreement with Polyvalor." There are no family relationships among the directors and executive officers of the Company.

            Amine Selmani Ph.D.- Dr. Selmani has served as Chairman of the Board and President of the Company since February 2000, Chief Executive Officer of the Company from February 2000 to September 2000 and Chairman of the Board, President and Chief Executive Officer of Bio Syntech Canada and its predecessor corporation since its inception in November 1997. Prior to founding the predecessor corporation of Bio Syntech Canada in May 1995, Dr. Selmani had eight years of teaching experience at the Chemical Engineering Department and Biomedical Institute of Ecole Polytechnique as an Associate Professor from 1992 to 1997 and as an Assistant Professor from 1989 to 1992. Dr. Selmani received his Bachelor of Science and Master of Science Degrees in Physical Chemistry in 1979 and 1981, respectively, from the University of Bordeaux, France. He also obtained his Doctoral and Post Doctoral Degrees in Materials Science from the University of Montreal in 1985 and Dalhousy University in 1988, respectively.

            Marie-Claire Pilon - Ms. Pilon became the Chief Executive Officer of the Company in September 2000. Ms Pilon is a pharmacist and holds an Executive Masters in Business Administration from the University of New Haven, Connecticut. Prior to joining the Company, Ms Pilon held a number of senior positions within both the North American and European pharmaceutical industry. Most recently, Ms. Pilon was a Senior Business Development Consultant to private and publicly traded companies. In that role, she assumed the responsibilities of Executive Vice President of Business Development for Nastech Pharmaceutical Company, Inc., a publicly traded nasal drug delivery company. From 1996 to 1999, Ms. Pilon was Vice-President of Biovail Corporation International, a full service pharmaceutical company engaged in the formulation, registration, clinical testing and manufacture of drug products utilizing advanced drug delivery technologies. From 1994 to 1995, Ms. Pilon was Executive Director for Business Development for the Benefit Research Group, a Quintiles company specializing in Health Economics and Outcomes Research. From 1981 to 1994, Ms. Pilon held positions of increasing responsibilities within the industry.

            Denis N.  Beaudry - Mr.  Beaudry  has been a director of the Company since February 2000. Mr. Beaudry has been President and general manager of Polyvalor, Montreal, Quebec, Canada, a limited partnership formed by the Ecole Polytechnique for the purpose of commercializing the intellectual property of the Ecole Polytechnique. His role consists of enhancing the value of research results for commercial use by means of start-up of high-tech companies in which Polyvalor holds a participation or interest. Since 1984, he has occupied the position of director of the Centre de Developpement Technologique of the Ecole Polytechnique whose sphere of activities includes technology transfer, licensing of technology and software, joint creation with private industry of laboratories and research centers, strategic alliances, research partnerships, industrial chairs and the emergence of high technology enterprises. Mr. Beaudry was President of the Quebec Association of University Research Directors in 1992, and is at present a member of the Board of Directors of the Centre des Technologies Textiles, the College Rosemont, the Corporation de Financement de l'Institut de Cardiologie de Montreal, the Centre de Technologies du Gaz Naturel, the Corporation Commerciale de Materiaux Composites, the Centre de
Developpement Rapide de Produits et de Procedes, and of the firms Lumenon Innovative Lightwave Technologies, Inc., Sinlab Inc., Phytobiotech Inc., Polyplan Inc., Odotech Inc. and COESI Inc.

            Pierre Alary, CA - Mr. Alary has been a director of the Company since February 2000. Since August 1998, Mr. Alary has been a Vice President for Finance and Information Technologies at Bombardier Transport, a designer, manufacturer and distributor of rail cars. Prior to joining Bombardier Transport, Mr. Alary has held various positions from September 1978 to August 1998, including as Senior Partner, at Ernst & Young LLP, specializing in the biotechnology industry.

            Jean-Yves Bourgeois - Mr. Bourgeois has been a director of the Company since February 2000. Since 1999, Mr. Bourgeois has been a director and Senior Vice President in charge of corporate finance for Eastern Canada of Canaccord, a securities broker/dealer. Prior to joining Canaccord, Mr. Bourgeois served as a Chief Financial Officer for Aeterna Laboratories from 1998 to 1999. From 1997 to 1998, Mr. Bourgeois had also been in charge of small capital market development, specializing in high technology and biotechnology industries, for TD Securities, a securities broker/dealer. From 1992 to 1997, Mr. Bourgeois held various positions, including the head of corporate finance for eastern Canada, at Gordon Capital, a securities broker/dealer, where he specialized in high technology and biotechnology industries.

            Pierre Ranger MD - Dr. Ranger has been a director of the Company since February 2000. Since 1991, Dr. Ranger has been a teaching professor in the orthopedic residents program at the CMDP Sacred Heart Hospital of Montreal. Dr. Ranger received his Medical Degree from the University of Montreal in 1979 and Diploma of Sports Medicine in 1996.

Committees of the Board of Directors

            The Board of Directors has formed a Compensation Committee, which administers the BSYI Option Plan and makes recommendations concerning salaries and incentive compensation for employees of and consultants to the Company, and an Audit Committee, which reviews the Company's financial statements and accounting policies, resolves potential conflicts of interest, receives and reviews the recommendations of the Company's independent auditors and confers with the Company's independent auditors with respect to the training and supervision of internal accounting personnel and the adequacy of internal accounting controls. The Compensation Committee is currently composed of Mr. Bourgeois (Chairman), Mr. Alary and Dr. Ranger and the Audit Committee is currently composed of Mr. Alary (Chairman), Mr. Beaudry and Mr. Bourgeois.

            The Company presently does not have a nominating committee, the customary functions of such committee being performed by the entire Board of Directors.

Meetings

            The Board of Directors held one meeting during the fiscal year ended March 31, 2000. The Compensation Committee and the Audit Committee each held one meeting during the fiscal year ended March 31, 2000. All directors were present at each meeting of the Board of Directors and each meeting of a Committee in which they members of. From time to time, the members of the Board of Directors act by unanimous written consent pursuant to the NGCL.

Other Executive Officers

            Anthony Casola - Mr. Casola has been the Chief Financial Officer and Secretary of the Company since September 2000. From August 1990 to June 2000, Mr. Casola worked for Naya Inc., a branded bottled water manufacturer, where he held various senior positions in the accounting and finance areas such as Vice President for Corporate Development, Director of Finance, Controller and Accounting Manager. Mr. Casola obtained his Bachelor of Commerce degree from McGill University in June 1986. He has also been designated as a Certified Management Accountant since January 1989.

Board of Directors Compensation

            The Board of Directors does not currently pay directors fee for service on the Board of Directors. Directors are reimbursed for their expenses incurred in attending meetings of the Board of Directors. Under the terms of the BSYI Option Plan, directors are eligible for the grant of options.

            The Board of Directors will determine the remuneration of directors during the current and subsequent fiscal years. In August 2000, options to purchase 50,000 shares of Common Stock at an exercise price of US$4.00 per share was granted to each of Messrs. Selmani, Beaudry, Alary, Bourgeois and Ranger under the BSYI Option Plan. In August 2000, options to purchase 175,000 shares of Common Stock at an exercise price of US$4.00 per share was granted to Ms. Pilon under the BSYI Option Plan.

                 THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR"
                      THE ELECTION OF EACH OF THE NOMINEES

                             EXECUTIVE COMPENSATION

Compensation of Executives

            The following table sets forth, for the periods indicated, all compensation awarded to, earned by or paid to the Chief Executive Officer of Bio Syntech Ltd., which was merged with the Company's wholly-owned subsidiary, Bio Syntech Canada, effective February 29, 2000. No other executive officers of the Company and Bio Syntech Ltd. received annual compensation in excess of US $100,000 during the periods indicated. The Company's functional currency is the Canadian dollar. All amounts presented in this Proxy Statement in U.S. currency are identified as such. Other amounts are expressed in Canadian dollars.

Summary Compensation Table

                                                                Annual Compensation (1)           Long-Term
                                                                -----------------------     Compensation (Awards):
                                                                                                 Securities
             Name and Position               Fiscal Year        Salary          Bonus       Underlying Options (#)
             -----------------               ------------       ------          -----       ----------------------
Amine Selmani                                    2000          $120,000           $0                   -
President and Chief                              1999          $120,000           $0              312,500(2)
Executive Officer                                1998             $0              $0                   -

----------------
(1) Certain of the executive officers of the Company routinely receive other benefits from the Company, the amounts of which are customary in the Company's industry. The Company has concluded, after reasonable inquiry, that the aggregate amounts of such benefits during each of the periods reflected in the table above did not exceed the lesser of US$50,000 or 10% of the compensation set forth above for any named individual in respect of any such period.

(2) Represents options to purchase Exchangeable Shares awarded under the BSC Option Plan.

Option Grants

            No options were granted to Dr. Selmani in the fiscal year ended March 31, 2000. The Company has never granted any stock appreciation rights.

Aggregated Fiscal Year-End Option Exercises and Option Values

            Dr. Selmani did not exercise any options during the past fiscal year. The following table sets forth certain information regarding unexercised stock options held by Dr. Selmani as of March 31, 2000.

                          Number of Securities Underlying Unexercised
                                          Options at                          Value of Unexercised In-The-Money Options at
                                       March 31, 2000(#)                                    March 31, 2000($)
       Name                        Exercisable/Unexercisable                          Exercisable/Unexercisable(1)
       ----                        -------------------------                          ----------------------------
Amine Selmani                              312,500/0                                          $1,596,094/0

-----------------

(1) Based on the market value, as reported on the Over the Counter Bulletin Board, of US$5.6250 per share of Common Stock at March 31, 2000 and an exercise price of $0.75 (US$0.5175) per share.

Other Compensation Plans

            The Company has no pension plan or other compensation plans for its executive officers or directors.

Employment Agreement

            Marie-Claire Pilon Employment Agreement

            The Company has entered into a three-year employment agreement with Marie-Claire Pilon dated as of August 7, 2000. Since September 2000, Ms. Pilon has served as Chief Executive Officer with such duties and responsibilities as are determined by the Board of Directors from time to time. Ms. Pilon receives an annual base salary of $165,000, which is to be reviewed annually, plus a bonus payment at the discretion of the Compensation Committee. The Company also granted Ms. Pilon options to purchase 175,000 shares of Common Stock at an exercise price of US$4.00 per share, vesting in three installments commencing August 2001. Throughout the term of her employment and for a period of two years thereafter, the agreement restricts Ms. Pilon's ability to engage in activities competitive with those of the Company. Additionally, during the same time period, Ms. Pilon has agreed that she will not solicit any person employed by the Company to leave its employ, or employ or solicit for employment any person who is employed by the Company. If Ms. Pilon's employment is terminated by the Company without cause, she is entitled to receive her base salary for six months or for 12 months, depending upon the date of termination. Ms. Pilon will not be entitled to receive any salary if she is terminated for cause, disability or death.

            Anthony Casola Employment Agreement

            The Company has entered into a three-year  employment agreement with
Anthony Casola dated as of September 2000. Since September 2000, Mr. Casola has served as Chief Financial Officer and Secretary with such duties and responsibilities as are determined by the Company's Board of Directors, President or Chief Executive Officer from time to time. Mr. Casola receives an annual base salary of $125,000, which is to be reviewed annually, plus a bonus payment at the discretion of the Compensation Committee. The Company also granted Mr. Casola options to purchase 50,000 shares of Common Stock at an exercise price of US$4.00 per share, vesting in three installments commencing September 2001. Throughout the term of his employment and for a period of two years thereafter, the agreement restricts Mr. Casola's ability to engage in activities competitive with those of the Company. Additionally, during the same time period, Mr. Casola has agreed that he will not solicit any person employed by the Company to leave its employ, or employ or solicit for employment any person who is employed by the Company. If Mr. Casola's employment is terminated by the Company without cause, he is entitled to receive his base salary for four months or for 12 months, depending upon the date of termination. Mr. Casola will not be entitled to receive any salary if he is terminated for cause, disability or death.

Section 16(a) Beneficial Ownership Reporting Compliance

            Section 16(a) of the Exchange Act as amended, requires the Company's directors and executive officers, and persons who beneficially own more than ten percent of the Company's Common Stock, to file with the SEC reports of ownership of Common Stock and other equity securities of the Company. Officers, directors and more than ten percent stockholders are required by SEC regulation to furnish the Company with copies of all Section 16(a) reports they file. To the Company's knowledge, based solely on review of the copies of such reports furnished to the Company during the fiscal year ended March 31, 2000, all required Section 16(a) filings by beneficial owners were complied with.

Certain Relationships And Related Transactions

            Exchange Agreements

            As a result of the Exchange Agreements, the Company became the record and beneficial owner of all of the issued and outstanding shares of Bio Syntech Canada's Common Stock and the Bio Syntech Shareholders were issued Exchangeable Shares. The Exchangeable Shares are exchangeable on a share-for-share basis for an aggregate of 15,177,036 shares of Common Stock, which were issued in accordance with the Exchange Agreements and are held in trust under the terms of an Exchange and Voting Agreement (the "Trust Agreement"), by and among the Company, Pierre Barnard (the "Trustee"), Bio Syntech Ltd. and 9083-5661. (The foregoing transactions are referred to collectively hereinafter as the "Transactions"). Bio Syntech Ltd. was founded in 1995 by Dr. Amine Selmani, the Company's Chairman of the Board, President and the beneficial holder of more than 5% of the outstanding Common Stock. Dr. Selmani has shared voting and dispositive power with respect to 7,640,000 Exchangeable Shares owned by 9083-1496 Quebec Inc. as a result of the Transactions. He may also be deemed the beneficial owner of 337,500 shares of Common Stock that would be held by him upon exercise of options to purchase 25,000 shares of Common Stock granted under the BSYI Option Plan and exchange of 312,000 Exchangeable Shares issuable upon exercise of options granted to Dr. Selmani under the BSC Option Plan. In addition, Monique Jarry, the spouse of Dr. Selmani, may be deemed to be the beneficial owner of 1,085,000 shares of Common Stock by virtue of her ownership of Exchangeable Shares (including 200,000 Exchangeable Shares issuable under the BSC Option Plan).

            Under the terms of the Trust Agreement, each beneficial holder of Exchangeable Shares has voting rights in that number of Trust Shares equal to the number of Exchangeable Shares held. Consequently, the Bio Syntech Shareholders held through the Trustee, securities with voting rights equal to approximately 55.7% (currently approximately 52%) of the total voting power of the outstanding Common Stock immediately after the Transactions. At such time as the holders of Exchangeable Shares may exchange such shares for Common Stock, they will have the right to direct the disposition of such Common Stock. Under the terms of the Trust Agreement, the Trustee will abstain from voting any of the Trust Shares as to which he does not receive voting instructions from the holders of Exchangeable Shares.

            The sole source of consideration for issuance to the Bio Syntech Shareholders of the Exchangeable Shares was the exchange of the Bio Syntech Ltd. shares held by them. At such time as the Bio Syntech Shareholders may exchange their Exchangeable Shares for Common Stock, the sole source of consideration for the transfer to them of the Common Stock will be such Exchangeable Shares.

            The Exchange Agreements were structured to provide the Bio Syntech Shareholders with a capital gain deferral under applicable Canadian tax laws, rules and regulations.

            Agreement with Polyvalor

            In October 1997, the Company entered into a technology assignment agreement, as amended in September 1999 and as amended and restated March 15, 2000 (the "Assignment Agreement"), with Polyvalor Limited Partnership, a Canadian limited partnership, as represented by its General Partner, Polyvalor. Polyvalor is an entity created by Ecole Polytechnique de Montreal (the University of Montreal's engineering faculty, "Ecole Polytechnique") for the purpose of commercializing the technology in which Ecole Polytechnique has an interest. Through the Assignment Agreement, the Company acquired from Polyvalor all rights related to certain patents and know-how. In consideration of said assignment, the Company agreed to pay to Polyvalor a royalty of 5% on all gross sales of all products and services sold by the Company, up to a maximum cumulative amount of $3,000,000. In connection with the Assignment Agreement, the Company's subsidiary Bio Syntech Canada, issued to Polyvalor 1,072,000 shares of its Exchangeable Shares and granted Polyvalor the right to nominate one director to the Company's Board of Directors. As a result of the Transactions, the Exchangeable Shares are exchangeable on a share for share basis for Common Stock, and Polyvalor has the right to nominate one director to the Company's Board of Directors.


                                   PROPOSAL 3

             ADOPTION OF STOCK OPTION INCENTIVE PLANs OF THE COMPANY
                             AND BIO SYNTECH CANADA

            The Board of Directors has unanimously approved for submission to a vote of the stockholders a proposal to approve the Option Plans as set forth in Annex II and Annex III to this Proxy Statement. This discussion is qualified in its entirety by reference to Annex II and Annex III. As used herein with respect to the Option Plans, references to the Company include Bio Syntech Canada and other subsidiaries of the Company, where appropriate.

            The purposes of the Option Plans are to enable the Company to attract and retain persons of ability as directors, officers and key employees with managerial, professional or supervisory responsibilities, to retain able consultants and advisors, and to motivate such persons to use their best efforts on behalf of the Company, by providing them with an equity participation in the Company.

            The Board of Directors believes that it is in the of best interests of the Company and its stockholders to approve the Option Plans because the Option Plans provide the Company with greater ability to attract and retain key personnel.

The Option Plan

            The Participants

            Options to purchases shares Common Stock and Exchangeable Shares (the "Options") may be granted to (i) directors, officers and other full-time salaried employees of the Company with managerial, professional or supervisory responsibilities, and (ii) consultants and advisors who render bona fide services to the Company, in each case, if the Board of Directors determines that such officer, employee, consultant or advisor has the capacity to make a substantial contribution to the success of the Company. There are 36 employees and directors who are eligible to be granted Options under the BSYI Option Plan. There are 25 employees and directors who hold Options under the BSC Option Plan.

            The Shares

            Under the BSYI Option Plan, options to purchase up to an aggregate of 2,500,000 shares of Common Stock may be granted, of which options to purchase 525,000 shares of Common Stock have been granted at an exercise price of US$4.00 per share. Under the BSC Option Plan, options to purchase up to an aggregate of 1,500,000 Exchangeable Shares may be granted, all of which have been granted at exercise prices varying between CDN $0.75 and US $1.50 per share.

            Administration of the Option Plans

            The Option Plans are administered by the Board of Directors of the respective entity. The Board of Directors may delegate its authority and responsibilities to a remuneration committee (the "Compensation Committee"). If such delegation is made, any references to the Board of Directors herein shall be applicable to the Compensation Committee. Under the terms of both Option Plans, the Board of Directors has the authority to determine, subject to the terms and conditions of the Option Plans, the persons to whom options are granted, the number of shares covered by options granted to each optionee, and the terms and conditions of each option, including its duration. The aggregate number of shares underlying options that may be granted at any time to any one person is that number of shares that is equal to 5% of the number of shares of the Company that are issued and outstanding at such time.

            The Option Plans may be amended, suspended, reinstated or terminated by the Board of Directors; provided; however, that without approval of affected optionees, no amendment may be made that adversely affects the benefits accruing to optionees under either of the Option Plans.

            Option Price

            Under both Option Plans, stock options to purchase either shares of Common Stock or Exchangeable Shares, as the case may be, shall granted at an exercise price as established by the Board of Directors, but in no event shall the exercise price be lower than the fair market value of the Common Stock or the Exchangeable Shares, as the case maybe, as of the date of grant.

            Terms of Options

            Options under both Option Plans may be granted for a term of up to 10 years. Both Option Plans provide that if an Option, or portion thereof, expires, lapses without being exercised or is terminated, canceled or surrendered for any reason without being exercised in full, the unpurchased shares of Common Stock or Exchangeable Shares, as the case may be, that were subject to such Option or portion thereof shall be available for future grants of stock options.

            Options granted under both Option Plans are not assignable or transferable, except by will or the laws of intestate succession. Options granted under both Option Plans may be exercised by the optionee (or the optionee's legal representative) only while the optionee is employed by the Company, or within 90 days after termination of employment due to a permanent disability, or within one year after termination of employment due to retirement. The executor or administrator of a deceased optionee's estate or the person or persons to whom the deceased optionee's rights thereunder have passed by will or by the laws of descent and distribution shall be entitled to exercise the Option within one year after the decedent's death. Options expire immediately in the event an optionee is terminated with cause or resigns. All of the aforementioned exercise periods are subject to the further limitation that an option shall not, in any case, be exercisable beyond its stated expiration date.

            The exercise price and the number and kind of shares that may be purchased upon exercise of Options granted under both Option Plans, and the number of shares subject to options that may be granted under both Option Plans, are subject to adjustment in certain events, including stock splits, recapitalizations, mergers and reorganizations.

Options Granted under the Option Plan

            During the fiscal year ended March 31, 2000 and through the Record Date, options to purchase shares of Common Stock have been granted pursuant to the Option Plans to (i) the Chairman of the Board and President, (ii) the Chief Executive Officer, (iii) each Director nominee, (iv) each officer of the Company
(v) all current executive officers as a group and (vi) all employees, including all current officers who are not executive officers, as a group as follows.

                         Name                         Number of Options #(1)(2)
                         ----                         -------------------------

              Amine Selmani                                   362,500
              Chairman of the Board and President

              Marie-Claire Pilon                              175,000
              Chief Executive Officer

              Denis N. Beaudry                                 50,000
              Director

              Pierre Alary                                     50,000
              Director

              Jean-Yves Bourgeois                              50,000
              Director

              Pierre Ranger                                    50,000
              Director

              Anthony Casola                                   50,000
              Chief Financial Officer & Secretary

              All Officers as a Group (3 persons)             587,500

              All Employees as a Group                        587,500
              (3 persons)

(1) On the Record Date, the last reported sales price of the Common Stock as reported on the Over the Counter Electronic Bulletin Board was US $2.0625 per share.

(2)         Information  contained in this table is  duplicative  of information
            contained  in   "Executive   Compensation"   and  does  not  signify
            additional grants of options to purchase shares of Common Stock.

Registration of Shares

            The Company intends to file a registration statement under the Securities Act of 1933, as amended, with respect to the Common Stock issuable pursuant to the BSYI Option Plan and the shares of Common Stock issuable upon the exchange of Exchangeable Shares issuable pursuant to the BSC Option Plan, if both Option Plans are approved by the Company's stockholders.

Required Vote

            The affirmative vote of a majority of the votes cast is required for approval of the adoption of the Option Plans. An abstention, withholding of authority to vote or broker non-vote, therefore, will not have the same legal effect as an "against" vote and will not be counted in determining whether the proposal has received the requisite stockholder vote.

                 THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR"
         THE APPROVAL OF THE ADOPTION OF THE STOCK OPTION INCENTIVE PLAN
                  OF EACH OF THE COMPANY AND BIO SYNTECH CANADA


                                 PROPOSAL NO. 4
              RATIFICATION OF SELECTION OF AUDITORS OF THE COMPANY

            The Board of Directors appointed Ernst & Young LLP, certified public accountants, as the Company's independent auditors for the fiscal year ending March 31, 2001. Although the selection of auditors does not require ratification, the Board of Directors has directed that the appointment of Ernst & Young LLP be submitted to stockholders for ratification due to the significance of such appointment to the Company. If stockholders do not ratify the appointment of Ernst & Young LLP, the Board of Directors will consider the appointment of other certified public accountants.

            The Company's auditors for the fiscal year ended March 31, 2000 were Ernst & Young LLP. Ernst & Young LLP has advised the Company that a representative will be present at the Annual Meeting at which time he will respond to appropriate questions submitted by stockholders and will make such statements as he may desire.

Required Vote

            The approval of the proposal to ratify the appointment of Ernst & Young LLP requires the affirmative vote of a majority of the votes cast.

                 THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR"
                      THE RATIFICATION OF ERNST & YOUNG LLP

                              STOCKHOLDER PROPOSALS

            Stockholder proposals made in accordance with Rule 14a-8 under the Exchange Act and intended to be presented at the Company's 2001 Annual Meeting of Stockholders must be received by the Company at its principal office in Laval, Quebec, Canada no later than May 20, 2001 for inclusion in the proxy statement for that meeting.

            In addition, the Company's Bylaws require that a stockholder give advance notice to the Company of nominations for election to the Board of Directors and of other matters that the stockholder wishes to present for action at an annual meeting of stockholders (other than matters included in the Company's proxy statement in accordance with Rule 14a-8). Such stockholder's notice must be given in writing, include the information required by the Bylaws of the Company, and be delivered or mailed by first class United States mail, postage prepaid, to the Secretary of the Company at its principal offices. The Company must receive such notice not less than 45 days prior to the date in the current year that corresponds to the date in the prior year on which the Company first mailed its proxy materials for the prior year's annual meeting of stockholders. While the Company has not yet set the date of its 2001 Annual Meeting of Stockholders, if it were held on November 30, 2001 (the date that corresponds to the date on which the Annual Meeting is being held), notice of a director nomination or stockholder proposal made otherwise than in accordance with Rule 14a-8 would be required to be given to the Company no later than September 16, 2001.


                                  ANNUAL REPORT

            All stockholders of record as of the Record Date, have been sent, or are concurrently herewith being sent, a copy of the Company's Annual Report on Form 10-KSB for the fiscal year ended March 31, 2000, which contains certified financial statements of the Company for the fiscal year ended March 31, 2000.


                                  OTHER MATTERS

            The Board of Directors knows of no other business that will be presented to the Annual Meeting. If any other business is properly brought before the Annual Meeting, it is intended that proxies in the enclosed form will be voted with respect to any such matters in accordance with the judgment of the persons voting the proxies.


                                    By Order of the Board of Directors,

                                    Anthony Casola
                                    Chief Financial Officer and Secretary

                                                                         ANNEX I

                  AMENDED AND RESTATED ARTICLES OF INCOPORATION

                                       OF

                                BIOSYNTECH, INC.



                                    ARTICLE I

      The name of this corporation is BioSyntech, Inc. (the "Corporation").


                                   ARTICLE II

         The nature of the business is to engage in any lawful activity.


                                   ARTICLE III

            The capital stock shall consist of 100,000,000 shares of common stock, $0.001 par value; and 5,000,000 shares of preferred stock, par value $.001 per share ("Preferred Stock").

            Preferred Stock. The Board of Directors is expressly authorized to provide for the issuance of all or any shares of the Preferred Stock, in one or more series, and to fix for each such series such voting powers, full or limited, or no voting powers, and such designations, preferences and relative, participating, optional or other special rights and such qualifications, limitations or restrictions thereof as shall be stated and expressed in the resolution or resolutions adopted by the Board of Directors providing for the issue of such series (a "Preferred Stock Designation") and as may be permitted by the General Corporation Law of Nevada (the "NGCL"). The number of authorized shares of Preferred Stock may be increased or decreased (but not below the number of shares thereof then outstanding) by the affirmative vote of the holders of a majority of the voting power of all of the then outstanding shares of capital stock of the Corporation, voting together as a single class, without a separate vote of the holders of the Preferred Stock, or any series thereof, unless a vote of any such holders is required pursuant to the NGCL or any Preferred Stock Designation.


                                   ARTICLE IV

            A. Directors shall be elected by a plurality of votes cast and, commencing with the election of directors at the 2000 annual meeting of stockholders of the Corporation, shall be divided into three classes, with respect to the time that they severally hold office, as nearly equal in number as possible, with the initial term of office of the first class of directors to expire at the 2001 annual meeting of stockholders of the Corporation and until their respective successors are elected and qualify (the "Class I Directors"), the initial term of office of the second class of directors to expire at the 2002 annual meeting of stockholders of the Corporation and until their respective successors are elected and qualify (the "Class II Directors") and the initial term of office of the third class of directors to expire at the 2003 annual meeting of stockholders of the Corporation and until their respective successors are elected and qualify (the "Class III Directors"). Commencing with the 2001 annual meeting of stockholders of the Corporation, directors elected to succeed those directors whose terms have thereupon expired shall be elected for a term of office to expire at the third succeeding annual meeting of stockholders of the Corporation after their election and until their respective successors are elected and qualify.

            B. (1) If the number of directors is changed, any increase or decrease shall be apportioned among the classes so as to maintain or attain, if possible, the equality of the number of directors in each class, but in no case shall a decrease in the number of directors shorten the term of any incumbent director. If such equality is not possible, the increase or decrease shall be apportioned among the classes in such a way that the difference in the number of directors in any two classes shall not exceed one. Notwithstanding the foregoing, there shall be no increase or decrease in the number of directors in a particular class if such increase or decrease conflicts with Section 78.330 of the NGCL.

               (2) Newly created directorships resulting from any increase in the authorized number of directors or any vacancies on the Board of Directors resulting from death, resignation, retirement, disqualification, removal from office or other cause (other than a vacancy resulting from removal by the stockholders, in which case such vacancy shall be filled by the stockholders) may be filled by a majority vote of the directors then in office (unless otherwise required by the NGCL), though less than a quorum, and a director so chosen shall hold office for the unexpired portion of the term of the class in which such Director was chosen to serve and until his successor is elected and qualifies. No decrease in the numbers of authorized directors constituting the whole Board of Directors shall shorten the term of any incumbent director.

            C. Unless these Articles of Incorporation otherwise provide, where the Board of Directors is classified as provided in Section 78.330 of theNGCL, any director or the entire Board of Directors may be removed by stockholders only for cause, and the affirmative vote of at least a majority of the voting power of all the then outstanding shares of Voting Stock, voting together as a single class, shall be required to effect such removal.

                                   ARTICLE V

            This Corporation shall have perpetual existence.

                                   ARTICLE VI

            This Corporation shall have a president, a secretary, and a treasurer, to be chosen by the Board of Directors. Any person may hold two or more offices.

                                   ARTICLE VII

            The resident agent of this Corporation shall be National Corporate Research, Ltd. until such time as the Board of Directors considers it advisable to change resident agents.

                                  ARTICLE VIII

            The capital stock of the Corporation, after the fixed consideration therefor has been paid or performed, shall not be subject to assessment, and the holder thereof is not individually liable for the debts and liabilities of the Corporation.

                                   ARTICLE IX

            No director or officer of the Corporation shall be personally liable to the Corporation of any of its stockholders for damages for breach of fiduciary duty as a director or officer involving any act or omission of any such director or officer; provided, however, that the foregoing provision shall not eliminate or limit the liability of a director or officer for acts or omission which involve intentional misconduct, fraud or a knowing violation of law, or the payment of dividends in violation of Section 78.300 of the NGCL. Any repeal or modification of this Article by the stockholders of the Corporation shall only be prospective, and shall not adversely affect any limitation on the personal liability of a director of the Corporation for acts or omissions prior to such repeal or modification.

            I, the undersigned, being the Chief Executive Officer of the Corporation, pursuant to the General Corporation Law of the State of Nevada, do make and file these Amended and Restated Articles of Incorporation, hereby declaring and certifying that the facts stated within are true, and accordingly have hereunto set my hand this 1st day of December, 2000.



                                           -----------------------------------
                                           Marie-Claire Pilon
                                           475 Boulevard Armand-Frappier
                                           Laval, Quebec, Canada H7V 4B3

                                                                        Annex II

                                 BIOSYNTECH INC
                           STOCK OPTION INCENTIVE PLAN


1.          NAME AND PURPOSE OF PLAN

1.1 The stock option plan constituted hereby shall be known as the Stock Option Incentive Plan.

1.2         The  purpose  of the  Plan  is to  provide  a  means  whereby  those
Employees of the Company and its Subsidiaries who have the principal responsibility for the successful administration and management of the Company and whose present and potential contributions are important to its success can obtain a proprietary interest in the Company thereby providing an incentive for continuing beneficial service to the Company.

2.          INTERPRETATION

In this Plan and in any Option, unless the context otherwise requires:

            "Board" means, at any time, the board of directors of the Company in office at that time;
            "Company" means BIOSYNTECH INC, any of its subsidiaries and any successor or continuing company resulting from amalgamation of the Company and any other company or resulting from any other form of corporate reorganization;
            "Employee"means an individual who is a bona fide employee, director, or officer of the Company and an individual or entity which is a consultant of the Company;
            "Employment" means the relationship of an individual who is a bona fide employee, director, or officer of the Company and the relationship of an individual or entity which is a consultant of the Company;
            "Market Price" on any particular day means an average of daily high and low board lot trading prices (with no discount) for the immediately preceding five days on which trades occurred, on any public market on which the shares of the company are traded; "Option" means any option granted pursuant to the Plan;
            "Optionee" means an Employee who has been granted an Option;
            "Option Price" means the price at which Optioned Shares may be subscribed for pursuant to an Option.
            "Optioned Shares" means Shares which are the subject of an Option; "Plan" means the Stock Option Incentive Plan as embodied herein and as from time to time amended in accordance with the provisions hereof;
            "Shares" means Common Shares without par value in the capital of the Company, as constituted at the effective date hereof;

            "Subsidiary" has the same meaning, with respect to the Company, as that term has under the Quebec Companies Act .

2.1 The masculine gender shall include the feminine gender and singular shall include the plural and vice versa.

3.          SHARES SUBJECT TO THE PLAN

3.1 The aggregate number of Shares which may be issued in respect of which Options may be granted, at any time, shall be 2,500,000 which number of Shares shall include the balance of authorized and unissued Shares in respect of which Options are outstanding at that time (or such number, class and kind of shares which, in accordance with section 12 hereof, shall be substituted therefor or into which they shall be altered) and the requisite number of Shares shall from time to time be appropriated for the purposes of the Plan and reserved and set aside for issue upon the due exercise of Options. If any Option shall expire or terminate for any reason without having been exercised in full, any Optioned Shares not subscribed for thereunder shall be available for further Options.

3.2 The aggregate number of Shares in respect of which Options may be granted, at any time to any one person, shall be that number of Shares which is equal to 5% of the number of Shares of the Company which are issued and outstanding at that time, (or such number, class and kind of shares which, in accordance with section 12 hereof, shall be substituted therefor or into which they shall be altered).

4.          GRANT OF OPTIONS AND ADMINISTRATION OF THE PLAN

Subject only to the express provisions of the Plan, the Board shall have the sole authority:

- to determine, in its own discretion, each Employee to whom, and the time or times at which, and the Option Price and term for which, an Option shall be granted and the number of Optioned Shares to be subject to the Option;
- to determine and approve from time to time the form of Options, and to authorize an officer or officers to execute and deliver any Option on behalf of the Company;
-           to interpret the Plan and to amend the Plan;
- to modify or cancel the vesting period established in respect of any or all Options, notably in the case of a take-over bid of the Company or other form of going pivate transaction;
- to delegate its authority hereunder or any part thereof to the remuneration committee of the Board; and
- to make all other determinations and perform all such other actions as the Board deems necessary or advisable to implement and administer the Plan.

4.2 In making any determinations under subsection 4.1, the Board may take into account the nature of the services rendered by the Employee, his present and potential contribution to the success of the Company and its Subsidiaries and such other factors as to the Board in its discretion shall deem applicable to carry out the purposes of the Plan. The Board may, in its discretion, authorize the granting of additional Options to an Optionee before an existing Option has terminated.

4.3 All decisions and interpretations of the Board respecting the Plan or Options shall be binding and conclusive on the Company and on all Optionees and their respective legal personal representatives and on all Employees.

5.          TERM OF OPTIONS

5.1 No Option shall be for a term longer than ten years from the date of the granting of the Option.

6.          OPTION PRICE

6.1 The Option Price in any Option shall not be an amount less than the Market Price of the Optionned Shares.

7.          EXERCISE OF OPTIONS

7.1 Subject to the provisions of this section and sections 10 and 11 hereof and to any specific vesting period established by the Board at the time of the grant, each Option shall be exercisable in whole at any time or in part from time to time during the term thereof.

7.2 An Option may be exercised at the applicable times and in the applicable amounts by giving to the Company written notice of exercise signed by the Optionee specifying the number of Shares to be subscribed for and accompanied by full payment for the Shares to be subscribed for in cash or by cheque certified by a Canadian chartered bank.

7.3 Except as provided in sections 9, 10 and 11 hereof, no Option may be exercised in whole or in part at any time unless at the time of such exercise the Optionee is an Employee.

7.4 At any time the Board may, by notice in writing to all Optionees under the Plan, require each Optionee to elect, within such period as the Board shall prescribe, to subscribe and pay for all the Optioned Shares then remaining unsubscribed for under his Option, or to accept termination of his Option in the event of his failing within such period to so elect or to exercise his Option and to subscribe and pay for all such remaining Optioned Shares.

8.          RIGHTS OF OPTIONEE

8.1 No Optionee shall have any of the rights of a member of the Company with respect to any Optioned Shares until such Optioned Shares have been issued to him upon exercise of the Option and full payment therefor has been made by him to the Company.


9.          NON-TRANSFERABILITY OF OPTIONS

            No Option shall be assignable or transferable by an Optionee and any purported assignment or transfer of an Option shall be void and shall render the Option void, but if the employment or position of an Optionee with the Company or any of its Subsidiaries, as the case may be, is terminated by reason of his death, the Optionee's legal personal representative or representatives may exercise the Option in accordance with section 10.

10.         DEATH OR RETIREMENT OF OPTIONEE

10.1 If the employment or position of an Optionee with the Company or any of its Subsidiaries, as the case may be, is terminated by reason of his death at any time during the term of an Option, then, until the earlier of the expiry date of the Option specified at the time of its grant, or the date which is one year from the death of the Optionee, the Option may be exercised by the Optionee's legal personal representative or representatives as to such maximum number of Optioned Shares which the Optionee would have otherwise been entitled to exercise the Option in respect of at the date of his death.

10.2 If the employment or position of an Optionee with the Company or any of its Subsidiaries, as the case may be, is terminated by reason of his retirement in accordance with the Company's policies relating to retirement of Employees at any time during the term of an Option, then, until the earlier of the expiry date of the Option specified at the time of its grant, or the date which is one year from the retirement of the Optionee, the Option may be exercised by the Optionee or by the Optionee's legal personal representative or representatives if the Optionee dies within the period so specified as to such maximum number of Optioned Shares which the Optionee would have otherwise been entitled to exercise the Option in respect of at the date of his retirement.

11.         TERMINATION OF EMPLOYMENT OF OPTIONEE

11.1 If the employment or position of an Optionee with the Company or any of its Subsidiaries, as the case may be, is terminated for any reason other than as specified in section 10 or subsection 11.2, then, until the earlier of the expiry date of the Option specified at the time of its grant, or the date which is 90 days from the termination of employment of the Optionee, the Optionee may exercise his Option in respect of the number of Optioned Shares which the Optionee was entitled to subscribe and pay for under the Option on the date of termination of his employment.

11.2 If the employment or position of an Optionee with the Company or any of its Subsidiaries, as the case may be, is terminated by the Company or any Subsidiary for lawful cause, all of the rights of the Optionee under his Option shall terminate and the Option shall become null and void effective immediately upon such termination taking effect.

11.3 Nothing contained in the Plan or any Option shall confer on any Optionee any right to, or guarantee of continued employment by the Company or any Subsidiary, or in any way limit the right of the Company or a Subsidiary to terminate the employment of the Optionee at any time.

12.         CHANGES IN CAPITALIZATION OR NUMBER OF OUTSTANDING SHARES

12.1 If, and whenever, prior to the issuance by the Company of all the Optioned Shares under an Option, the Shares are from time to time consolidated into a lesser number of Shares or subdivided into a greater number of Shares, the number of Optioned Shares remaining unissued under the Option shall be decreased or increased proportionately, as the case may be, and the subscription price to be paid by the Optionee for each such Share shall be adjusted accordingly.

12.2 If from time to time any other change is made in the capital of the Company or the Company amalgamates or combines, merges or consolidates with one or more other companies or corporations (and the right so to do is hereby expressly reserved by the Company) whether by way of arrangement, by exchange of shares, or otherwise, in each such case each Option shall, unless the provisions of paragraph 7.4 are made applicable, extend to and cover the number, class and kind of shares or other obligations to which the holder of the Option would have been entitled had the Option been fully exercised immediately prior to the date such amalgamation, merger, combination or consolidation becomes effective and the then prevailing subscription price of the Shares or other obligations so covered shall be correspondingly adjusted if and to the extent that the Board considers it to be equitable and appropriate.

12.3 Except as expressly provided in this section 12, the issue by the Company of shares of any class, or of securities convertible into shares of any class, for cash or property, or for labour or services, either upon direct sale or upon the exercise of rights or warrants to subscribe therefor, or upon conversion of shares or obligations of the Company convertible into such shares or other securities, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number of Optioned Shares.

12.4 No Option shall in any way affect the right or power of the Company or its members to make or authorize any or all adjustments, recapitalizations, reorganizations or other changes in the capital structure of the Company or its business, or any amalgamation, combination, merger or consolidation of the Company, or any issue of bonds debentures, shares with special rights and restrictions ranking ahead of or affecting the shares or the rights thereof, or the dissolution or liquidation of the Company, or any sale or transfer of all or any part of its assets or business or any other corporate act or proceeding, whether of a similar character or otherwise.

13.         AMENDMENT AND TERMINATION OF THE PLAN

13.1 The Board may at any time terminate the Plan or make such amendments to the Plan as it shall deem advisable provided that no such termination or amendment shall adversely affect any outstanding Option except with the consent of all affected Optionees.

14.         RIGHT TO OPTIONS

14.1 Nothing contained herein or in any resolution adopted or hereafter adopted by the Board or any action taken by the Board shall vest the right in any person whomsoever to receive any Option. No person shall acquire any of the rights of an Optionee unless and until a written Option, in form satisfactory to the Board, shall have been duly executed on behalf of the Company and delivered to the Optionee and executed and delivered by the Optionee to the Company. Any agreement purporting to be an Option shall, to the extent it may be contrary to the express provisions of the Plan, be unenforceable by the Optionee against the Company.

15.         REGULATORY AND STOCK EXCHANGE APPROVALS OR CONSENTS

15.1 The Plan and all Options are subject to all consents, receipts, approvals or other authorization by any securities commission, administrative agency, other governmental authority or stock exchange on which shares in the capital of the Company are or may become listed, which are requisite to the Plan and the granting of Options.

16.         EFFECTIVE DATE OF THE PLAN

16.1 The Plan shall become effective when it has been approved by the Board and all requisite consents, receipts, approvals or other authorizations have been obtained and complied with.

                                                                       Annex III

                             BIO SYNTECH CANADA INC
                           STOCK OPTION INCENTIVE PLAN


1.          NAME AND PURPOSE OF PLAN

1.1 The stock option plan constituted hereby shall be known as the Stock Option Incentive Plan.

1.2 The purpose of the Plan is to provide a means whereby those Employees of the Company and its Subsidiaries who have the principal responsibility for the successful administration and management of the Company and whose present and potential contributions are important to its success can obtain a proprietary interest in the Company thereby providing an incentive for continuing beneficial service to the Company.

2.          INTERPRETATION

In this Plan and in any Option, unless the context otherwise requires:

            "Board" means, at any time, the board of directors of the Company in office at that time;
            "Company" means BIOSYNTECH INC, any of its subsidiaries and any successor or continuing company resulting from amalgamation of the Company and any other company or resulting from any other form of corporate reorganization;
            "Employee"means an individual who is a bona fide employee, director, or officer of the Company and an individual or entity which is a consultant of the Company;
            "Employment" means the relationship of an individual who is a bona fide employee, director, or officer of the Company and the relationship of an individual or entity which is a consultant of the Company;
            "Market Price" on any particular day means an average of daily high and low board lot trading prices (with no discount) for the immediately preceding five days on which trades occurred, on any public market on which the shares of the company are traded; "Option" means any option granted pursuant to the Plan;
            "Optionee" means an Employee who has been granted an Option;
            "Option Price" means the price at which Optioned Shares may be subscribed for pursuant to an Option.
            "Optioned Shares" means Shares which are the subject of an Option; "Plan" means the Stock Option Incentive Plan as embodied herein and as from time to time amended in accordance with the provisions hereof;
            "Shares" means Common Shares without par value in the capital of the Company, as constituted at the effective date hereof;

            "Subsidiary" has the same meaning, with respect to the Company, as that term has under the Quebec Companies Act .

2.1 The masculine gender shall include the feminine gender and singular shall include the plural and vice versa.

3.          SHARES SUBJECT TO THE PLAN

3.1 The aggregate number of Shares which may be issued in respect of which Options may be granted, at any time, shall be 1,500,000 which number of Shares shall include the balance of authorized and unissued Shares in respect of which Options are outstanding at that time (or such number, class and kind of shares which, in accordance with section 12 hereof, shall be substituted therefor or into which they shall be altered) and the requisite number of Shares shall from time to time be appropriated for the purposes of the Plan and reserved and set aside for issue upon the due exercise of Options. If any Option shall expire or terminate for any reason without having been exercised in full, any Optioned Shares not subscribed for thereunder shall be available for further Options.

3.2 The aggregate number of Shares in respect of which Options may be granted, at any time to any one person, shall be that number of Shares which is equal to 5% of the number of Shares of the Company which are issued and outstanding at that time, (or such number, class and kind of shares which, in accordance with section 12 hereof, shall be substituted therefor or into which they shall be altered).

4.          GRANT OF OPTIONS AND ADMINISTRATION OF THE PLAN

Subject only to the express provisions of the Plan, the Board shall have the sole authority:

- to determine, in its own discretion, each Employee to whom, and the time or times at which, and the Option Price and term for which, an Option shall be granted and the number of Optioned Shares to be subject to the Option;
- to determine and approve from time to time the form of Options, and to authorize an officer or officers to execute and deliver any Option on behalf of the Company;
-           to interpret the Plan and to amend the Plan;
- to modify or cancel the vesting period established in respect of any or all Options, notably in the case of a take-over bid of the Company or other form of going pivate transaction;
- to delegate its authority hereunder or any part thereof to the remuneration committee of the Board; and
- to make all other determinations and perform all such other actions as the Board deems necessary or advisable to implement and administer the Plan.

4.2 In making any determinations under subsection 4.1, the Board may take into account the nature of the services rendered by the Employee, his present and potential contribution to the success of the Company and its Subsidiaries and such other factors as to the Board in its discretion shall deem applicable to carry out the purposes of the Plan. The Board may, in its discretion, authorize the granting of additional Options to an Optionee before an existing Option has terminated.

4.3 All decisions and interpretations of the Board respecting the Plan or Options shall be binding and conclusive on the Company and on all Optionees and their respective legal personal representatives and on all Employees.

5.          TERM OF OPTIONS

5.1 No Option shall be for a term longer than ten years from the date of the granting of the Option.

6.          OPTION PRICE

6.1 The Option Price in any Option shall not be an amount less than the Market Price of the Optionned Shares.

7.          EXERCISE OF OPTIONS

7.1 Subject to the provisions of this section and sections 10 and 11 hereof and to any specific vesting period established by the Board at the time of the grant, each Option shall be exercisable in whole at any time or in part from time to time during the term thereof.

7.2 An Option may be exercised at the applicable times and in the applicable amounts by giving to the Company written notice of exercise signed by the Optionee specifying the number of Shares to be subscribed for and accompanied by full payment for the Shares to be subscribed for in cash or by cheque certified by a Canadian chartered bank.

7.3 Except as provided in sections 9, 10 and 11 hereof, no Option may be exercised in whole or in part at any time unless at the time of such exercise the Optionee is an Employee.

7.4 At any time the Board may, by notice in writing to all Optionees under the Plan, require each Optionee to elect, within such period as the Board shall prescribe, to subscribe and pay for all the Optioned Shares then remaining unsubscribed for under his Option, or to accept termination of his Option in the event of his failing within such period to so elect or to exercise his Option and to subscribe and pay for all such remaining Optioned Shares.

8.          RIGHTS OF OPTIONEE

8.1 No Optionee shall have any of the rights of a member of the Company with respect to any Optioned Shares until such Optioned Shares have been issued to him upon exercise of the Option and full payment therefor has been made by him to the Company.


9.          NON-TRANSFERABILITY OF OPTIONS

            No Option shall be assignable or transferable by an Optionee and any purported assignment or transfer of an Option shall be void and shall render the Option void, but if the employment or position of an Optionee with the Company or any of its Subsidiaries, as the case may be, is terminated by reason of his death, the Optionee's legal personal representative or representatives may exercise the Option in accordance with section 10.

10.         DEATH OR RETIREMENT OF OPTIONEE

10.1 If the employment or position of an Optionee with the Company or any of its Subsidiaries, as the case may be, is terminated by reason of his death at any time during the term of an Option, then, until the earlier of the expiry date of the Option specified at the time of its grant, or the date which is one year from the death of the Optionee, the Option may be exercised by the Optionee's legal personal representative or representatives as to such maximum number of Optioned Shares which the Optionee would have otherwise been entitled to exercise the Option in respect of at the date of his death.

10.2 If the employment or position of an Optionee with the Company or any of its Subsidiaries, as the case may be, is terminated by reason of his retirement in accordance with the Company's policies relating to retirement of Employees at any time during the term of an Option, then, until the earlier of the expiry date of the Option specified at the time of its grant, or the date which is one year from the retirement of the Optionee, the Option may be exercised by the Optionee or by the Optionee's legal personal representative or representatives if the Optionee dies within the period so specified as to such maximum number of Optioned Shares which the Optionee would have otherwise been entitled to exercise the Option in respect of at the date of his retirement.

11.         TERMINATION OF EMPLOYMENT OF OPTIONEE

11.1 If the employment or position of an Optionee with the Company or any of its Subsidiaries, as the case may be, is terminated for any reason other than as specified in section 10 or subsection 11.2, then, until the earlier of the expiry date of the Option specified at the time of its grant, or the date which is 90 days from the termination of employment of the Optionee, the Optionee may exercise his Option in respect of the number of Optioned Shares which the Optionee was entitled to subscribe and pay for under the Option on the date of termination of his employment.

11.2 If the employment or position of an Optionee with the Company or any of its Subsidiaries, as the case may be, is terminated by the Company or any Subsidiary for lawful cause, all of the rights of the Optionee under his Option shall terminate and the Option shall become null and void effective immediately upon such termination taking effect.

11.3 Nothing contained in the Plan or any Option shall confer on any Optionee any right to, or guarantee of continued employment by the Company or any Subsidiary, or in any way limit the right of the Company or a Subsidiary to terminate the employment of the Optionee at any time.

12.         CHANGES IN CAPITALIZATION OR NUMBER OF OUTSTANDING SHARES

12.1 If, and whenever, prior to the issuance by the Company of all the Optioned Shares under an Option, the Shares are from time to time consolidated into a lesser number of Shares or subdivided into a greater number of Shares, the number of Optioned Shares remaining unissued under the Option shall be decreased or increased proportionately, as the case may be, and the subscription price to be paid by the Optionee for each such Share shall be adjusted accordingly.

12.2 If from time to time any other change is made in the capital of the Company or the Company amalgamates or combines, merges or consolidates with one or more other companies or corporations (and the right so to do is hereby expressly reserved by the Company) whether by way of arrangement, by exchange of shares, or otherwise, in each such case each Option shall, unless the provisions of paragraph 7.4 are made applicable, extend to and cover the number, class and kind of shares or other obligations to which the holder of the Option would have been entitled had the Option been fully exercised immediately prior to the date such amalgamation, merger, combination or consolidation becomes effective and the then prevailing subscription price of the Shares or other obligations so covered shall be correspondingly adjusted if and to the extent that the Board considers it to be equitable and appropriate.

12.3 Except as expressly provided in this section 12, the issue by the Company of shares of any class, or of securities convertible into shares of any class, for cash or property, or for labour or services, either upon direct sale or upon the exercise of rights or warrants to subscribe therefor, or upon conversion of shares or obligations of the Company convertible into such shares or other securities, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number of Optioned Shares.

12.4 No Option shall in any way affect the right or power of the Company or its members to make or authorize any or all adjustments, recapitalizations, reorganizations or other changes in the capital structure of the Company or its business, or any amalgamation, combination, merger or consolidation of the Company, or any issue of bonds debentures, shares with special rights and restrictions ranking ahead of or affecting the shares or the rights thereof, or the dissolution or liquidation of the Company, or any sale or transfer of all or any part of its assets or business or any other corporate act or proceeding, whether of a similar character or otherwise.

13.         AMENDMENT AND TERMINATION OF THE PLAN

13.1 The Board may at any time terminate the Plan or make such amendments to the Plan as it shall deem advisable provided that no such termination or amendment shall adversely affect any outstanding Option except with the consent of all affected Optionees.

14.         RIGHT TO OPTIONS

14.1 Nothing contained herein or in any resolution adopted or hereafter adopted by the Board or any action taken by the Board shall vest the right in any person whomsoever to receive any Option. No person shall acquire any of the rights of an Optionee unless and until a written Option, in form satisfactory to the Board, shall have been duly executed on behalf of the Company and delivered to the Optionee and executed and delivered by the Optionee to the Company. Any agreement purporting to be an Option shall, to the extent it may be contrary to the express provisions of the Plan, be unenforceable by the Optionee against the Company.

15.         REGULATORY AND STOCK EXCHANGE APPROVALS OR CONSENTS

15.1 The Plan and all Options are subject to all consents, receipts, approvals or other authorization by any securities commission, administrative agency, other governmental authority or stock exchange on which shares in the capital of the Company are or may become listed, which are requisite to the Plan and the granting of Options.

16.         EFFECTIVE DATE OF THE PLAN

16.1 The Plan shall become effective when it has been approved by the Board and all requisite consents, receipts, approvals or other authorizations have been obtained and complied with.

                                BIOSYNTECH, INC.

               PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

                       2000 ANNUAL MEETING OF STOCKHOLDERS

                                NOVEMBER 30, 2000

            The undersigned hereby appoints each of Amine Selmani and Marie-Claire Pilon as the undersigned's proxy, with full power of substitution, to vote all of the undersigned's shares of Common Stock in BioSyntech, Inc. (the "Company"), at the 2000 Annual Meeting of Stockholders of the Company to be held on November 30, 2000 at 11:00 A.M. local time, at the Queen Elizabeth Hotel at 900 Rene-Levesque Boulevard West, Montreal, Quebec, Canada H3B 4A5, or at any adjournment, on the matters described in the Notice of 2000 Annual Meeting and Proxy Statement and upon such other business as may properly come before such meeting or any adjournments thereof, hereby revoking any proxies heretofore given.

PROPOSAL 1       Approve the  adoption  of the  Company's  Amended and  Restated
                 Articles of Incorporation:

                 FOR    / /              AGAINST    / /          ABSTAIN  / /

PROPOSAL 2       The election of Dr. Amine  Selmani,  Denis N.  Beaudry,  Pierre
                 Alary,  Jean-Yves  Bourgeois,  Dr. Pierre Ranger,  Marie-Claire
                 Pilon:

                                               Withhold Authority
                 For All                       To Vote For All
                 Nominees  ___                 Nominees  ___


                 ---------------------------------------------------------------
                 ---------------------------------------------------------------
                 To withhold authority to vote for any individual nominee(s), print names above.

PROPOSAL 3       Approve the adoption of the  Company's  Stock Option  Incentive
                 Plan and Bio Syntech  Canada,  Inc.'s  Stock  Option  Incentive
                 Plan:

                 FOR    / /              AGAINST    / /          ABSTAIN  / /

PROPOSAL 4       Ratify the  appointment  of Ernst & Young LLP as the  Company's auditors for the fiscal year ending March 31, 2001:

                 FOR    / /              AGAINST    / /          ABSTAIN  / /

                  (continued and to be signed on reverse side)

Each properly executed proxy will be voted in accordance with specifications made on the reverse side hereof. If no specifications are made, the shares represented by this Proxy will be voted for approval of Proposals 1, 2, 3 and 4.


                                        ----------------------------------------
                                        Signature

                                        ----------------------------------------
                                        Signature if held jointly

                                        Dated:  ___________, 2000

                                        Please sign exactly as set forth herein.
                                        If   signed   as   executor,   attorney,
                                        administrator,   trustee  or   guardian,
                                        indicate  the  capacity in which you are
                                        acting.  When signing as joint  tenants,
                                        all parties in the joint tenancy  should
                                        sign. Proxies by corporations  should be
                                        signed  with  full  corporate  name by a
                                        duly   authorized   officer   and   bear
                                        corporate seal.

    Please promptly sign and return the Proxy Card in the enclosed envelope.

                                BIOSYNTECH, INC.

                       2000 ANNUAL MEETING OF STOCKHOLDERS

                                NOVEMBER 30, 2000

                           VOTING INSTRUCTION FORM FOR
                   HOLDERS OF EXCHANGEABLE PREFERRED STOCK OF
                            BIO SYNTECH CANADA, INC.

        SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF BIOSYTECH, INC.

            The undersigned hereby instructs Pierre Barnard, in his capacity as trustee of the shares of Common Stock of BioSyntech , Inc. (the "Company") which were issued for the exchangeable preferred stock of the Bio Syntech Canada, Inc., with full power of substitution, to vote all of the undersigned's shares of exchangeable preferred stock, at the 2000 Annual Meeting of Stockholders of the Company to be held on November 30, 2000 at 11:00 A.M. local time, at the Queen Elizabeth Hotel at 900 Rene-Levesque Boulevard West, Montreal, Quebec, Canada H3B 4A5, or at any adjournment, on the matters described in the Notice of 2000 Annual Meeting and Proxy Statement and upon such other business as may properly come before such meeting or any adjournments thereof, hereby revoking any proxies heretofore given.

PROPOSAL 1       Approve the  adoption  of the  Company's  Amended and  Restated
                 Articles of Incorporation:

                 FOR    / /              AGAINST    / /          ABSTAIN  / /

PROPOSAL 2       The election of Dr. Amine  Selmani,  Denis N.  Beaudry,  Pierre
                 Alary,  Jean-Yves  Bourgeois,  Dr. Pierre Ranger,  Marie-Claire
                 Pilon:

                                          Withhold Authority
                 For All                  To Vote For All
                 Nominees  ___            Nominees  ___

                 ---------------------------------------------------------------
                 ---------------------------------------------------------------
                 To withhold authority to vote for any individual nominee(s), print names above.

PROPOSAL 3       Approve the adoption of the  Company's  Stock Option  Incentive
                 Plan and Bio Syntech  Canada,  Inc.'s  Stock  Option  Incentive
                 Plan:

                 FOR    / /              AGAINST    / /          ABSTAIN  / /

PROPOSAL 4       Ratify the  appointment  of Ernst & Young LLP as the  Company's auditors for the fiscal year ending March 31, 2001:

                 FOR    / /              AGAINST    / /          ABSTAIN  / /

                  (continued and to be signed on reverse side)

Each properly executed instruction will be voted in accordance with specifications made on the reverse side hereof. If no specifications are made, the shares represented by this Voting Instruction Form will be voted for approval of Proposals 1, 2, 3 and 4.


                                        ----------------------------------------
                                        Signature

                                        ----------------------------------------
                                        Signature if held jointly

                                        Dated:  ___________, 2000

                                        Please sign exactly as set forth herein.
                                        If   signed   as   executor,   attorney,
                                        administrator,   trustee  or   guardian,
                                        indicate  the  capacity in which you are
                                        acting.  When signing as joint  tenants,
                                        all parties in the joint tenancy  should
                                        sign.   Instructions   by   corporations
                                        should be signed with full corporate name by a duly authorized officer and bear corporate seal.

Please promptly sign and return the Voting Instruction Form in the enclosed envelope.